UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): December 15, 2023

GOLDEN GROWERS COOPERATIVE

(Exact name of registrant as specified in its charter)

Minnesota	000-53957	27-1312571
(State or other jurisdiction of	(Commission)	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

1002 MAIN AVE W, SUITE 5
WEST FARGO, ND 58078	(701) 281-0468
(Address of principal executive	(Registrant’s telephone number)
offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On December 15, 2023, Golden Growers Cooperative (the “Cooperative”) was notified that Widmer

Roel PC (“Widmer Roel”), the Cooperative’s independent registered public accounting firm, would decline to stand for re-election after the completion of the audit for the fiscal year ending December 31, 2023.

On March 12, 2024, Widmer Roel completed its audit of the Cooperative’s financial statements as of and for the year ended December 31, 2023, and the Cooperative’s engagement of Widmer Roel as its independent registered public accounting firm ended as of that date.

Widmer Roel’s audit report on the balance sheets of the Cooperative as of December 31, 2023 and 2022, and the related statements of operations, comprehensive income, changes in members’ equity and cash flows for each of the three years in the period ended December 31, 2023, and the related notes (collectively referred to as the financial statements) did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through March 12, 2024, there were no disagreements with Widmer Roel on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Widmer Roel, would have caused Widmer Roel to make reference to the subject matter of the disagreement(s) in connection with its reports. Also, during the same period there were no “reportable events” as defined in

Regulation S-K, Item 304(a)(1)(v).

Widmer Roel was provided a copy of the above disclosures and has furnished the Cooperative with a letter addressed to the Securities and Exchange Commission stating that it agrees with these statements. A copy of the letter from Widmer Roel, dated March 26, 2024, is attached hereto as Exhibit 16.1.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

The following exhibit is being furnished herewith:

16.1	Letter from Widmer Roel PC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDEN GROWERS COOPERATIVE

Dated:	March 27, 2024	/s/ Scott Stofferahn
		By:	Scott Stofferahn
		Its:	Executive Vice President and Chief Executive Officer